Exhibit 99.1
Contacts:
Investor Relations
Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com
Press Release
Verint Completes Financial Filings
Files Quarterly Report on Form 10-Q for the Quarters Ended April 30, July 31 and October 31, 2009
MELVILLE, N.Y., June 18, 2010 — Verint® Systems Inc. (NQB:VRNT) today announced that it has filed its Quarterly Reports on Form 10-Q for the quarters ended April 30, July 31 and October 31, 2009 with the Securities and Exchange Commission (“SEC”).
“Today’s filings represent a significant milestone for Verint as we are now up to date with our SEC filings and we have already applied to have our common stock re-listed on The NASDAQ Global Market.” said Doug Robinson, Verint’s Chief Financial Officer.
About Verint Systems Inc.
Verint® Systems Inc. is a global leader in Actionable Intelligence® solutions and value-added services. Our solutions enable organizations of all sizes to make timely and effective decisions to improve enterprise performance and make the world a safer place. More than 10,000 organizations in over 150 countries — including over 80% of the Fortune 100 — use Verint solutions to capture, distill, and analyze complex and underused information sources, such as voice, video, and unstructured text. Headquartered in Melville, New York, we support our customers around the globe directly and with an extensive network of selling and support partners. Visit us at our website www.verint.com.
Cautions About Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management’s expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause actual future results or conditions to differ materially from current expectations include: risks relating to the filing of our SEC reports, including the occurrence of known contingencies or unforeseen events that could delay our filings, management distractions, and significant expense; risk associated with the SEC’s initiation of an administrative proceeding on March 3, 2010 to suspend or revoke the registration of our common stock under the Securities Exchange Act of 1934 due to our previous failure to file an annual report on either Form 10-K or Form 10-KSB since April 25, 2005 or quarterly reports on either Form 10-Q or Form 10-QSB since December 12, 2005; risk that our credit rating could be downgraded or placed on a credit watch based on, among other things, our financial results, delays in the filing of our periodic reports, or the results of the SEC’s administrative proceeding; risks associated with being a consolidated, controlled subsidiary of Comverse Technology, Inc.

(“Comverse”) and formerly part of Comverse’s consolidated tax group, including risk of any future impact on us resulting from Comverse’s special committee investigation and restatement or related effects, and risks related to our dependence on Comverse to provide us with accurate financial information, including with respect to stock-based compensation expense and net operating loss carryforwards (“NOLs”), for our financial statements; uncertainty regarding the impact of general economic conditions, particularly in information technology spending, on our business; risk that our financial results will cause us not to be compliant with the leverage ratio covenant under our credit facility or that any delays in the filing of future SEC reports could cause us not to be compliant with the financial statement delivery covenant under our credit facility; risk that customers or partners delay or cancel orders or are unable to honor contractual commitments due to liquidity issues, challenges in their business, or otherwise; risk that we will experience liquidity or working capital issues and related risk that financing sources will be unavailable to us on reasonable terms or at all; uncertainty regarding the future impact on our business of our internal investigation, restatement, extended filing delay, and the SEC’s administrative proceeding, including customer, partner, employee, and investor concern, and potential customer and partner transaction deferrals or losses; risks relating to the remediation or inability to adequately remediate material weaknesses in our internal controls over financial reporting and relating to the proper application of highly complex accounting rules and pronouncements in order to produce accurate SEC reports on a timely basis; risks relating to our implementation and maintenance of adequate systems and internal controls for our current and future operations and reporting needs; risk of possible future restatements if the processes used to produce the financial statements contained in our historical or future SEC reports are inadequate; risk associated with current or future regulatory actions or private litigations relating to our internal investigation, restatement, or delays in filing required SEC reports; risk that we will be unable to re-list our common stock on NASDAQ or another national securities exchange and maintain such listing; risks associated with Comverse controlling our board of directors and a majority of our common stock (and therefore the results of any significant stockholder vote); risks associated with significant leverage resulting from our current debt position; risks due to aggressive competition in all of our markets, including with respect to maintaining margins and sufficient levels of investment in the business and with respect to introducing quality products which achieve market acceptance; risks created by continued consolidation of competitors or introduction of large competitors in our markets with greater resources than us; risks associated with significant foreign and international operations, including exposure to fluctuations in exchange rates; risks associated with complex and changing local and foreign regulatory environments; risks associated with our ability to recruit and retain qualified personnel in all geographies in which we operate; challenges in accurately forecasting revenue and expenses; risks associated with acquisitions and related system integrations; risks relating to our ability to improve our infrastructure to support growth; risks that our intellectual property rights may not be adequate to protect our business or that others may make claims on our intellectual property or claim infringement on their intellectual property rights; risks associated with a significant amount of our business coming from domestic and foreign government customers; risk that we improperly handle sensitive or confidential information or perception of such mishandling; risks associated with dependence on a limited number of suppliers for certain components of our products; risk that we are unable to maintain and enhance relationships with key resellers, partners, and systems integrators; and risk that use of our NOLs or other tax benefits may be restricted or eliminated in the future. We assume no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the year ended January 31, 2010.
VERINT, the VERINT logo, ACTIONABLE INTELLIGENCE, POWERING ACTIONABLE INTELLIGENCE, WITNESS ACTIONABLE SOLUTIONS, STAR-GATE, RELIANT, VANTAGE, X-TRACT, NEXTIVA, EDGEVR, ULTRA, AUDIOLOG, WITNESS, the WITNESS logo, IMPACT 360, the IMPACT 360 logo, IMPROVE EVERYTHING, EQUALITY, CONTACTSTORE, EYRETEL, BLUE PUMPKIN SOFTWARE, BLUE PUMPKIN, the BLUE PUMPKIN logo, EXAMETRIC and the EXAMETRIC logo, CLICK2STAFF, STAFFSMART, AMAE SOFTWARE and the AMAE logo are trademarks and registered trademarks of Verint Systems Inc. Other trademarks mentioned are the property of their respective owners.